SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: November 1, 2000
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-6368                  38-1612444
           (Commission File Number) (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
---------------------

     Ford Motor Company's North American Production and Overseas Sales schedule dated November 1, 2000, filed as Exhibit 99 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation         Description                        Method of Filing
-----------         -----------                        ----------------

Exhibit 99          North American Production and
                    Overseas Sales schedule dated
                    November 1, 2000                   Filed with this Report



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                          FORD MOTOR CREDIT COMPANY
                                          -------------------------
                                          (Registrant)


Date:  November 1, 2000                   By: /s/ E. E. Smith-Sulfaro
                                              -----------------------
                                                  E. E. Smith-Sulfaro
                                                  Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 99                 North American Production and
                           Overseas Sales schedule dated
                           November 1, 2000




                                   -2-